UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT: May 24, 2006
(Date of earliest event reported)
Intermune, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-29801 (Commission File Number)	94-3296648 (I.R.S. Employer Identification No.)

3280 BAYSHORE BLVD., BRISBANE, CALIFORNIA (Address of principal executive offices)	94405 (Zip Code)
(415) 466-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On May 24, 2006, the board of directors (the “Board”) of InterMune, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated 2000 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) to give the Board discretion to determine the time period during which a director must exercise an option after such directors’ departure from the Board. Previously, the Directors’ Plan provided that a departing director was required to exercise an option within ninety (90) days from the date of his or her departure from the Board. The amendment approved by the Board now allows the Board to specify in a directors’ stock option agreement a longer or shorter period of time by which a director must exercise the option before the option terminates. The Company’s Amended and Restated 2000 Equity Incentive Plan (the “Employee Plan”) already provides the Board with similar discretion to specify a shorter or longer exercise period than ninety (90) days for option grants made under the Employee Plan.
On May 25, 2006, the Board also approved amendments to each of the following stock option agreements between the Company and Messrs. Halter and Hodgson to allow Messrs. Halter and Hodgson to exercise his vested options until the earlier of (i) December 31, 2006, or (ii) the expiration of the ten year term of each option:

Name	Date of Grant Agreement	Number of Shares

William Halter	7-10-2002	30,000
William Halter	7-10-2002	10,000
William Halter	5-29-2003	7,849
William Halter	7-10-2003	25,000
William Halter	7-10-2004	18,389
William Halter	5-27-2005	20,000

Thomas Hodgson	1-28-2003	30,000
Thomas Hodgson	1-28-2003	15,000
Thomas Hodgson	5-29-2003	10,000
Thomas Hodgson	1-28-2004	25,000
Thomas Hodgson	1-28-2005	6,668
Thomas Hodgson	5-27-2005	20,000

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On May 25, 2006, each of William A. Halter and Thomas R. Hodgson retired from service on the Board as a director after having chosen not to stand for re-election at the meeting of stockholders of the Company held at the Company’s offices on May 25, 2006.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
          The following exhibits are furnished with this report on Form 8-K:

Number	Description

10.1	Amended and Restated 2000 Non-Employee Directors’ Stock Option Plan dated May 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: May 31, 2006
INTERMUNE, INC. (Registrant)
By:	/s/ DANIEL G. WELCH
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

10.1	Amended and Restated 2000 Non-Employee Directors’ Stock Option Plan dated May 24, 2006.